UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3346

Oppenheimer Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2018

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Value Fund

Table of Contents

Fund Performance Discussion	3

Top Holdings and Allocations	6

Fund Expenses	9

Statement of Investments	11

Statement of Assets and Liabilities	14

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	30

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	42

Distribution Sources	43

Trustees and Officers	44

Privacy Notice	45

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index
6-Month	3.18%	-2.76%	1.94%

1-Year	10.08	3.75	7.50

5-Year	9.81	8.52	10.52

10-Year	6.06	5.44	7.30

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 3.18% during the reporting period. On a relative basis, the Fund outperformed the Russell 1000 Value Index (the “Index”), which returned 1.94%. The Fund’s outperformance was driven by stock selection in the Industrials, Health Care and Financials sectors. Underperformers this reporting period included less favorable stock selection in the Information Technology and Consumer Discretionary sectors.

MARKET OVERVIEW

Equity markets continued to rally to close 2017 and got off to a very strong start to 2018 in January. However, volatility re-emerged and the markets reversed course during February and March, before recovering slightly in April. The most commonly cited measure of volatility is the Chicago Board Options Exchange Volatility Index, more commonly known as the VIX. The VIX uses index options to calculate implied volatility at the index level and during most of 2017 hovered near the 10% level, which is a historically low level of expected volatility. This reversed somewhat in February and March, as a number of factors, most importantly fears of a trade war, caused significant selling of equities in early February. The VIX ended the period around the 15% level.

FUND REVIEW

Top contributors to performance were Bank of America Corporation, XPO Logistics, Inc. and JPMorgan Chase & Co.

Financials was a top performing sector of the Index during the reporting period. The sector in general continued to perform relatively well in the reporting period as investors became more optimistic about tax reform, which positively impacted banks. Bank of America and JPMorgan Chase & Co. were both beneficiaries of the rally in Financials.

As mentioned earlier, Industrials was a top outperforming sector for the Fund this period. XPO Logistics is an Industrials stock and was a top performing holding of the Fund this reporting period. XPO is a vertically integrated trucking and logistics company focused on “last mile” delivery. The company raised its free cash flow guidance in the midst of a strengthening domestic freight market. We remain optimistic that global growth should continue, and as a result we remain overweight the Industrials sector in general, despite slightly trimming our exposure to the sector due to increased volatility.

Top detractors from performance were Edison International, Philip Morris International Inc. and Enbridge Inc.

Edison International, the California-based electric utility, detracted from performance

3        OPPENHEIMER VALUE FUND

as liability concerns loomed over damages caused during the recent wildfires in Edison’s markets.

Enbridge is an Energy holding that operates pipelines, and because of its high dividend yield, shares underperformed this reporting period along with other interest rate sensitive securities. Energy stocks were generally weak this reporting period overall, despite the modest increase in oil prices in the first three months of 2018. A change in the tax treatment of Master Limited Partnerships (MLPs), in which Enbridge holds an interest, also affected performance.

Philip Morris saw significant weakness after reporting first quarter earnings with the market focusing on its heated tobacco product, iQOS. Volumes came in below expectations driven by a significant shortfall in shipments of iQOS in Japan, which had been experiencing strong growth. This accentuated concerns around vapour products impacting the industry as a whole.

STRATEGY & OUTLOOK

Now is not the time for complacency. The return of volatility has created a new set of challenges for equity investors. In a regime of higher uncertainty, we believe the value of bottom up fundamental research will become much more important than in recent years. While we remain relatively optimistic that the current positive economic trends should continue, recent macro events have introduced a level of uncertainty that cannot be discounted.

While we believe the increased volatility will likely remain present, we will continue to focus on those areas of the market where we can find value. To that end, early in the year we modestly increased our exposure to the Utilities sector after a weak January, while trimming our sector weights in Financials and Industrials. Strong relative performance from the more cyclical sectors in 2016 and 2017, coupled with weaker performance from more defensive sectors, created an opportunity for us to take advantage of the more attractive valuations in Utilities, and also added a bit of defensiveness to the portfolio, which may help dampen higher volatility.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow

4        OPPENHEIMER VALUE FUND

we deem as yet to be fully reflected in the current stock price.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	4.9%
Bank of America Corp.	4.7
UnitedHealth Group, Inc.	3.4
Chevron Corp.	3.4
Suncor Energy, Inc.	3.1
Cisco Systems, Inc.	2.6
Citigroup, Inc.	2.4
Lockheed Martin Corp.	2.1
Pfizer, Inc.	2.0
Nasdaq, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	15.9%
Oil, Gas & Consumable Fuels	10.5
Capital Markets	7.1
Electric Utilities	5.2
Health Care Equipment & Supplies	3.9
Pharmaceuticals	3.6
Health Care Providers & Services	3.4
Real Estate Investment Trusts (REITs)	3.3
Machinery	3.2
Beverages	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of common stocks.

6        OPPENHEIMER VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (CGRWX)	9/16/85	3.18%	10.08%	9.81%	6.06%
Class B (CGRBX)	10/2/95	2.77	9.22	8.98	5.54
Class C (CGRCX)	5/1/96	2.77	9.26	8.99	5.27
Class I (OGRIX)	2/28/12	3.38	10.53	10.29	11.25*
Class R (CGRNX)	3/1/01	3.06	9.81	9.55	5.79
Class Y (CGRYX)	12/16/96	3.29	10.36	10.09	6.42

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (CGRWX)	9/16/85	-2.76%	3.75%	8.52%	5.44%
Class B (CGRBX)	10/2/95	-2.15	4.22	8.69	5.54
Class C (CGRCX)	5/1/96	1.79	8.26	8.99	5.27
Class I (OGRIX)	2/28/12	3.38	10.53	10.29	11.25*
Class R (CGRNX)	3/1/01	3.06	9.81	9.55	5.79
Class Y (CGRYX)	12/16/96	3.29	10.36	10.09	6.42

*	Show performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares automatically converted to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Effective June 1, 2018, all Class B shares converted to Class A shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes

7        OPPENHEIMER VALUE FUND

only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER VALUE FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018

Class A	$ 1,000.00	$ 1,031.80	$ 4.65

Class B	1,000.00	1,027.70	8.68

Class C	1,000.00	1,027.70	8.48

Class I	1,000.00	1,033.80	2.63

Class R	1,000.00	1,030.60	5.91

Class Y	1,000.00	1,032.90	3.43

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.23	4.62

Class B	1,000.00	1,016.27	8.64

Class C	1,000.00	1,016.46	8.43

Class I	1,000.00	1,022.22	2.61

Class R	1,000.00	1,018.99	5.87

Class Y	1,000.00	1,021.42	3.41

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios

Class A	0.92%

Class B	1.72

Class C	1.68

Class I	0.52

Class R	1.17

Class Y	0.68

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value

Common Stocks—97.8%

Consumer Discretionary—6.9%

Auto Components—0.3%
BorgWarner, Inc.	133,580	$ 6,537,405

Automobiles—1.3%
General Motors Co.	690,560	25,371,174

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	244,430	15,413,756

Las Vegas Sands Corp.	222,500	16,315,925

		31,729,681

Household Durables—0.6%
Lennar Corp., Cl. A	238,010	12,588,349

Media—0.9%
Walt Disney Co. (The)	172,202	17,277,027

Multiline Retail—1.6%
Target Corp.	432,810	31,422,006

Textiles, Apparel & Luxury Goods—0.6%
Tapestry, Inc.	229,060	12,316,556

Consumer Staples—6.5%

Beverages—2.9%
Coca-Cola Co. (The)	869,340	37,564,182

Coca-Cola European Partners plc	524,420	20,557,264

		58,121,446

Food & Staples Retailing—1.6%
Walmart, Inc.	360,270	31,869,484

Household Products—0.9%
Procter & Gamble Co. (The)	241,350	17,459,259

Tobacco—1.1%
Philip Morris
International, Inc.	281,860	23,112,520

Energy—13.0%

Energy Equipment & Services—2.5%
Halliburton Co.	444,823	23,571,171

Weatherford International plc[1]	8,976,290	26,480,055

		50,051,226

Oil, Gas & Consumable Fuels—10.5%
Chevron Corp.	539,156	67,453,807

Concho Resources, Inc.[1]	103,810	16,319,970

ConocoPhillips	474,258	31,063,899

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Enbridge, Inc.	486,707	$ 14,732,621

Phillips 66	165,022	18,368,599

Suncor Energy, Inc.	1,624,990	62,123,368

		210,062,264

Financials—28.2%

Capital Markets—7.1%
Ameriprise Financial, Inc.	114,950	16,117,139

BlackRock, Inc., Cl. A	58,770	30,648,555

Goldman Sachs Group, Inc. (The)	145,950	34,784,264

Morgan Stanley	376,100	19,414,282

Nasdaq, Inc.	457,930	40,444,378

		141,408,618

Commercial Banks—15.9%
Bank of America Corp.	3,168,600	94,804,512

CIT Group, Inc.	252,970	13,394,762

Citigroup, Inc.	710,020	48,473,065

JPMorgan Chase & Co.	900,490	97,955,302

KeyCorp	1,393,200	27,752,544

Zions Bancorporation	658,860	36,072,585

		318,452,770

Insurance—1.9%
Aon plc	64,570	9,199,288

Hartford Financial Services Group, Inc. (The)	530,040	28,537,353

		37,736,641

Real Estate Investment Trusts (REITs)—3.3%
Crown Castle International Corp.	179,410	18,097,087

Digital Realty Trust, Inc.	116,040	12,264,268

Invitation Homes, Inc.	398,230	9,215,042

Prologis, Inc.	416,510	27,035,664

		66,612,061

Health Care—13.4%

Biotechnology—1.5%
Amgen, Inc.	116,390	20,307,728

Gilead Sciences, Inc.	140,740	10,165,650

		30,473,378

11        OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Equipment & Supplies—3.9%
Abbott Laboratories	298,000	$17,322,740

Boston Scientific Corp.[1]	515,850	14,815,212

Danaher Corp.	251,634	25,243,923

Zimmer Biomet Holdings, Inc.	175,730	20,238,824

		77,620,699

Health Care Providers & Services—3.4%
UnitedHealth Group, Inc.	287,811	68,038,520

Life Sciences Tools & Services—1.0%
Thermo Fisher Scientific, Inc.	100,840	21,211,694

Pharmaceuticals—3.6%
Merck & Co., Inc.	190,340	11,205,316

Mylan NV1	504,560	19,556,745

Pfizer, Inc.	1,104,790	40,446,362

		71,208,423

Industrials—10.0%

Aerospace & Defense—2.1%
Lockheed Martin Corp.	131,030	42,039,665

Air Freight & Couriers—2.0%
FedEx Corp.	52,790	13,049,688

XPO Logistics, Inc.[1]	280,870	27,289,329

		40,339,017

Commercial Services & Supplies—0.7%
Waste Management, Inc.	182,850	14,863,877

Construction & Engineering—1.3%
Fluor Corp.	429,840	25,339,068

Machinery—3.2%
Caterpillar, Inc.	134,580	19,427,969

Deere & Co.	74,670	10,105,091

PACCAR, Inc.	105,050	6,688,534

Parker-Hannifin Corp.	169,865	27,963,176

		64,184,770

Road & Rail—0.7%
Kansas City Southern	121,900	12,998,197

Information Technology—9.5%

Communications Equipment—2.6%
Cisco Systems, Inc.	1,179,210	52,227,211

	Shares	Value

Electronic Equipment, Instruments, & Components—1.5%
TE Connectivity Ltd.	178,947	$16,418,387

Zebra Technologies Corp., Cl. A1	95,000	12,808,850

		29,227,237

Internet Software & Services—0.3%
Alphabet, Inc., Cl. A1	6,860	6,987,459

Semiconductors & Semiconductor Equipment—2.0%
Marvell Technology Group Ltd.	1,047,990	21,022,679

Texas Instruments, Inc.	191,360	19,409,645

		40,432,324

Software—2.5%
Microsoft Corp.	274,670	25,687,138

Synopsys, Inc.[1]	276,280	23,624,703

		49,311,841

Technology Hardware, Storage & Peripherals—0.6%
HP, Inc.	524,240	11,265,918

Materials—3.2%

Chemicals—1.8%
Eastman Chemical Co.	352,575	35,990,856

Containers & Packaging—1.0%
WestRock Co.	352,550	20,856,858

Metals & Mining—0.4%
Freeport-McMoRan, Inc.	480,800	7,312,968

Telecommunication Services—1.8%

Diversified Telecommunication Services—1.8%
AT&T, Inc.	1,126,880	36,848,976

Utilities—5.3%

Electric Utilities—5.3%
Duke Energy Corp.	322,790	25,874,846

Edison International	427,470	28,007,834

Entergy Corp.	317,830	25,931,750

NextEra Energy, Inc.	153,113	25,096,752

		104,911,182
Total Common Stocks (Cost $1,545,006,425)		1,955,818,625

12        OPPENHEIMER VALUE FUND

	Shares	Value

Investment Company—0.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[2,3] (Cost $16,397,153)	16,397,153	$ 16,397,153

Total Investments,at Value (Cost $1,561,403,578)	98.6%	1,972,215,778

Net Other Assets (Liabilities)	1.4	27,277,584

Net Assets	100.0%	$ 1,999,493,362

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	32,591,527	231,756,710	247,951,084	16,397,153

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$16,397,153	$172,458	$—	$—

See accompanying Notes to Financial Statements.

13        OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,545,006,425)	$1,955,818,625
Affiliated companies (cost $16,397,153)	16,397,153

1,972,215,778

Cash	1,999,528

Receivables and other assets:
Investments sold	26,650,584
Dividends	1,191,054
Shares of beneficial interest sold	367,860
Other	174,047

Total assets	2,002,598,851

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,658,265
Trustees’ compensation	251,606
Distribution and service plan fees	142,298
Shareholder communications	7,660
Other	45,660

Total liabilities	3,105,489

Net Assets	$1,999,493,362

Composition of Net Assets
Par value of shares of beneficial interest	$53,610

Additional paid-in capital	1,471,507,855

Accumulated net investment income	1,116,803

Accumulated net realized gain on investments	116,002,894

Net unrealized appreciation on investments	410,812,200

Net Assets	$1,999,493,362

14        OPPENHEIMER VALUE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $537,027,056 and 14,550,055 shares of beneficial interest outstanding)	$36.91

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$39.16

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $458,453 and 12,583 shares of beneficial interest outstanding)	$36.43

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $108,709,710 and 3,089,257 shares of beneficial interest outstanding)	$35.19

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,168,796,280 and 31,021,448 shares of beneficial interest outstanding)	$37.68

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,051,114 and 1,134,769 shares of beneficial interest outstanding)	$36.18

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $143,450,749 and 3,801,412 shares of beneficial interest outstanding)	$37.74

See accompanying Notes to Financial Statements.

15        OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $288,335)	$23,358,033
Affiliated companies	172,458

Interest	100,793

Total investment income	23,631,284

Expenses
Management fees	5,038,015

Distribution and service plan fees:
Class A	658,865
Class B	5,644
Class C	560,209
Class R	102,862

Transfer and shareholder servicing agent fees:
Class A	557,183
Class B	1,180
Class C	114,584
Class I	189,471
Class R	42,696
Class Y	147,968

Shareholder communications:
Class A	9,372
Class B	188
Class C	2,060
Class I	96
Class R	540
Class Y	465

Borrowing fees	39,276

Trustees’ compensation	14,368

Custodian fees and expenses	4,300

Other	40,843

Total expenses	7,530,185
Less waivers and reimbursements of expenses	(33,473)

Net expenses	7,496,712

Net Investment Income	16,134,572

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	122,518,405

Net change in unrealized appreciation/depreciation on investment transaction in unaffiliated companies	(67,871,659)

Net Increase in Net Assets Resulting from Operations	$70,781,318

See accompanying Notes to Financial Statements.

16        OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations
Net investment income	$16,134,572	$25,426,304

Net realized gain	122,518,405	137,897,868

Net change in unrealized appreciation/depreciation	(67,871,659)	231,560,992

Net increase in net assets resulting from operations	70,781,318	394,885,164

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,632,516)	(7,281,080)
Class B	(975)	(25,497)
Class C	(363,935)	(896,709)
Class I	(10,614,008)	(22,239,047)
Class R	(233,625)	(467,846)
Class Y	(1,119,768)	(1,996,263)

	(15,964,827)	(32,906,442)

Distributions from net realized gain:
Class A	(23,810,490)	—
Class B	(63,885)	—
Class C	(5,155,334)	—
Class I	(53,740,158)	—
Class R	(1,868,245)	—
Class Y	(6,133,554)	—

	(90,771,666)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,182,339)	(59,588,827)
Class B	(1,593,946)	(3,789,967)
Class C	(2,224,577)	(18,784,291)
Class I	(147,545,522)	(68,073,216)
Class R	(525,084)	(3,499,782)
Class Y	3,427,522	9,311,049

	(149,643,946)	(144,425,034)

Net Assets
Total increase (decrease)	(185,599,121)	217,553,688

Beginning of period	2,185,092,483	1,967,538,795

End of period (including accumulated net investment income of $1,116,803 and $947,058, respectively)	$1,999,493,362	$2,185,092,483

See accompanying Notes to Financial Statements.

17    OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$37.62	$31.66	$31.64	$31.50	$28.69	$22.92

Income (loss) from investment operations:
Net investment income[2]	0.24	0.34	0.37	0.37	0.39	0.32
Net realized and unrealized gain	0.96	6.09	0.04	0.13	3.10	5.76

Total from investment operations	1.20	6.43	0.41	0.50	3.49	6.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.47)	(0.39)	(0.36)	(0.68)	(0.31)
Distributions from net realized gain	(1.66)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.91)	(0.47)	(0.39)	(0.36)	(0.68)	(0.31)

Net asset value, end of period	$36.91	$37.62	$31.66	$31.64	$31.50	$28.69

Total Return, at Net Asset Value[3]	3.18%	20.41%	1.33%	1.58%	12.30%	26.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$537,027	$548,012	$514,425	$563,546	$647,109	$638,332

Average net assets (in thousands)	$552,523	$546,267	$526,331	$607,740	$647,197	$630,389

Ratios to average net assets:[4]
Net investment income	1.30%	0.97%	1.21%	1.14%	1.31%	1.27%
Expenses excluding specific expenses listed below	0.93%	0.95%	0.96%	0.95%	0.96%	0.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.93%	0.95%	0.96%	0.95%	0.96%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.94%	0.96%[7]	0.95%[7]	0.96%[7]	0.99%[7]

Portfolio turnover rate	26%	53%	64%	51%	46%	149%

18        OPPENHEIMER VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.93%
Year Ended October 31, 2017	0.95%
Year Ended October 31, 2016	0.96%
Year Ended October 30, 2015	0.95%
Year Ended October 31, 2014	0.96%
Year Ended October 31, 2013	0.99%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$37.10	$31.23	$31.19	$31.03	$28.09	$22.40

Income (loss) from investment operations:
Net investment income[2]	0.15	0.09	0.13	0.12	0.18	0.11
Net realized and unrealized gain	0.88	5.98	0.05	0.13	3.02	5.65

Total from investment operations	1.03	6.07	0.18	0.25	3.20	5.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.20)	(0.14)	(0.09)	(0.26)	(0.07)
Distributions from net realized gain	(1.66)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.70)	(0.20)	(0.14)	(0.09)	(0.26)	(0.07)

Net asset value, end of period	$36.43	$37.10	$31.23	$31.19	$31.03	$28.09

Total Return, at Net Asset Value[3]	2.77%	19.49%	0.58%	0.81%	11.46%	25.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$458	$2,057	$5,142	$9,662	$16,258	$22,050

Average net assets (in thousands)	$1,139	$3,556	$6,881	$12,701	$19,155	$23,322

Ratios to average net assets:[4]
Net investment income	0.79%	0.27%	0.42%	0.39%	0.59%	0.43%
Expenses excluding specific expenses listed below	1.73%	1.73%	1.72%	1.70%	1.72%	1.95%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.73%	1.73%	1.72%	1.70%	1.72%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.72%	1.72%[7]	1.70%[7]	1.72%[7]	1.83%

Portfolio turnover rate	26%	53%	64%	51%	46%	149%

20        OPPENHEIMER VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.73%
Year Ended October 31, 2017	1.73%
Year Ended October 31, 2016	1.72%
Year Ended October 30, 2015	1.70%
Year Ended October 31, 2014	1.72%
Year Ended October 31, 2013	1.95%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$35.96	$30.32	$30.32	$30.19	$27.41	$21.91

Income (loss) from investment operations:
Net investment income[2]	0.10	0.07	0.13	0.12	0.16	0.13
Net realized and unrealized gain	0.91	5.83	0.04	0.14	2.95	5.51

Total from investment operations	1.01	5.90	0.17	0.26	3.11	5.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.26)	(0.17)	(0.13)	(0.33)	(0.14)
Distributions from net realized gain	(1.66)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.78)	(0.26)	(0.17)	(0.13)	(0.33)	(0.14)

Net asset value, end of period	$35.19	$35.96	$30.32	$30.32	$30.19	$27.41

Total Return, at Net Asset Value[3]	2.77%	19.51%	0.58%	0.84%	11.44%	25.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,710	$113,203	$112,170	$127,437	$138,165	$135,364

Average net assets (in thousands)	$113,607	$116,876	$117,162	$135,091	$137,577	$127,553

Ratios to average net assets:[4]
Net investment income	0.55%	0.22%	0.46%	0.39%	0.55%	0.51%
Expenses excluding specific expenses listed below	1.69%	1.70%	1.71%	1.70%	1.71%	1.73%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.69%	1.70%	1.71%	1.70%	1.71%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.69%	1.71%[7]	1.70%[7]	1.71%[7]	1.73%[7]

Portfolio turnover rate	26%	53%	64%	51%	46%	149%

22        OPPENHEIMER VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.69%
Year Ended October 31, 2017	1.70%
Year Ended October 31, 2016	1.71%
Year Ended October 30, 2015	1.70%
Year Ended October 31, 2014	1.71%
Year Ended October 31, 2013	1.73%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$38.37	$32.28	$32.24	$32.09	$29.31	$23.44

Income (loss) from investment operations:
Net investment income[2]	0.33	0.50	0.52	0.51	0.54	0.39
Net realized and unrealized gain	0.97	6.21	0.04	0.14	3.15	5.91

Total from investment operations	1.30	6.71	0.56	0.65	3.69	6.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.62)	(0.52)	(0.50)	(0.91)	(0.43)
Distributions from net realized gain	(1.66)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.99)	(0.62)	(0.52)	(0.50)	(0.91)	(0.43)

Net asset value, end of period	$37.68	$38.37	$32.28	$32.24	$32.09	$29.31

Total Return, at Net Asset Value[3]	3.38%	20.92%	1.80%	2.03%	12.80%	27.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,168,796	$1,336,915	$1,185,317	$1,234,068	$1,258,238	$1,025,569

Average net assets (in thousands)	$1,272,970	$1,298,791	$1,180,588	$1,263,026	$1,231,132	$351,280

Ratios to average net assets:[4]
Net investment income	1.73%	1.39%	1.65%	1.57%	1.74%	1.38%
Expenses excluding specific expenses listed below	0.52%	0.52%	0.52%	0.51%	0.52%	0.51%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.52%	0.52%	0.52%	0.51%	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%[7]	0.51%	0.52%[7]	0.51%[7]	0.52%[7]	0.51%[7]

Portfolio turnover rate	26%	53%	64%	51%	46%	149%

24        OPPENHEIMER VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.52%
Year Ended October 31, 2017	0.52%
Year Ended October 31, 2016	0.52%
Year Ended October 30, 2015	0.51%
Year Ended October 31, 2014	0.52%
Year Ended October 31, 2013	0.51%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$36.91	$31.08	$31.06	$30.92	$28.11	$22.45
Income (loss) from investment operations:
Net investment income[2]	0.19	0.25	0.29	0.28	0.32	0.25
Net realized and unrealized gain	0.95	5.97	0.04	0.14	3.02	5.64

Total from investment operations	1.14	6.22	0.33	0.42	3.34	5.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.39)	(0.31)	(0.28)	(0.53)	(0.23)
Distributions from net realized gain	(1.66)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.87)	(0.39)	(0.31)	(0.28)	(0.53)	(0.23)

Net asset value, end of period	$36.18	$36.91	$31.08	$31.06	$30.92	$28.11

Total Return, at Net Asset Value[3]	3.06%	20.10%	1.11%	1.35%	12.01%	26.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,051	$42,358	$38,801	$50,813	$62,326	$68,955

Average net assets (in thousands)	$42,317	$41,429	$42,959	$58,025	$64,460	$75,637

Ratios to average net assets:[4]
Net investment income	1.05%	0.73%	0.96%	0.89%	1.07%	1.02%
Expenses excluding specific expenses listed below	1.18%	1.19%	1.20%	1.19%	1.21%	1.24%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.18%	1.19%	1.20%	1.19%	1.21%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.18%	1.20%[7]	1.19%[7]	1.21%[7]	1.24%[7]

Portfolio turnover rate	26%	53%	64%	51%	46%	149%

26        OPPENHEIMER VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.18%
Year Ended October 31, 2017	1.19%
Year Ended October 31, 2016	1.20%
Year Ended October 30, 2015	1.19%
Year Ended October 31, 2014	1.21%
Year Ended October 31, 2013	1.24%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$38.43	$32.33	$32.29	$32.14	$29.30	$23.43

Income (loss) from investment operations:
Net investment income[2]	0.29	0.44	0.46	0.45	0.52	0.46
Net realized and unrealized gain	0.98	6.22	0.04	0.14	3.11	5.82

Total from investment operations	1.27	6.66	0.50	0.59	3.63	6.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.56)	(0.46)	(0.44)	(0.79)	(0.41)
Distributions from net realized gain	(1.66)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.96)	(0.56)	(0.46)	(0.44)	(0.79)	(0.41)

Net asset value, end of period	$37.74	$38.43	$32.33	$32.29	$32.14	$29.30

Total Return, at Net Asset Value[3]	3.29%	20.71%	1.61%	1.83%	12.58%	27.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143,451	$142,547	$111,684	$107,097	$106,354	$393,902

Average net assets (in thousands)	$146,874	$130,558	$108,450	$109,382	$206,569	$1,013,582

Ratios to average net assets:[4]
Net investment income	1.53%	1.20%	1.47%	1.38%	1.69%	1.80%
Expenses excluding specific expenses listed below	0.69%	0.71%	0.71%	0.70%	0.71%	0.58%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.69%	0.71%	0.71%	0.70%	0.71%	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.69%	0.71%[7]	0.70%[7]	0.71%[7]	0.58%[7]

Portfolio turnover rate	26%	53%	64%	51%	46%	149%

28        OPPENHEIMER VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.69%
Year Ended October 31, 2017	0.71%
Year Ended October 31, 2016	0.71%
Year Ended October 30, 2015	0.70%
Year Ended October 31, 2014	0.71%
Year Ended October 31, 2013	0.58%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Value Fund (the “Fund”), a series of Oppenheimer Series Fund, is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class B shares automatically converted to Class A shares 72 months after the date of purchase. Effective June 1, 2018, all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

30        OPPENHEIMER VALUE FUND

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

31        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2017, the Fund utilized $36,775,318 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,568,251,400

Gross unrealized appreciation	$454,773,912
Gross unrealized depreciation	(50,809,534)

Net unrealized appreciation	$403,964,378

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

32        OPPENHEIMER VALUE FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest

33        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$137,242,198	$—	$—	$137,242,198
Consumer Staples	157,042,764	—	—	157,042,764
Energy	233,633,435	—	—	233,633,435
Financials	564,210,090	—	—	564,210,090
Health Care	268,552,714	—	—	268,552,714
Industrials	199,764,594	—	—	199,764,594
Information Technology	189,451,990	—	—	189,451,990
Materials	64,160,682	—	—	64,160,682
Telecommunication Services	36,848,976	—	—	36,848,976

34        OPPENHEIMER VALUE FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Utilities	$104,911,182	$—	$—	$104,911,182
Investment Company	16,397,153	—	—	16,397,153

Total Assets	$1,972,215,778	$—	$—	$1,972,215,778

For the reporting period, there were no transfers between levels.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

35        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

    The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 37% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

36        OPPENHEIMER VALUE FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	545,894	$20,533,647	1,226,688	$43,319,396
Dividends and/or distributions reinvested	711,224	26,271,565	197,276	6,969,902
Redeemed	(1,272,502)	(47,987,551)	(3,105,004)	(109,878,125)

Net decrease	(15,384)	$(1,182,339)	(1,681,040)	$(59,588,827)

Class B
Sold	216	$8,068	3,530	$121,468
Dividends and/or distributions reinvested	1,731	63,058	723	24,751
Redeemed	(44,808)	(1,665,072)	(113,453)	(3,936,186)

Net decrease	(42,861)	$(1,593,946)	(109,200)	$(3,789,967)

Class C
Sold	158,525	$5,676,287	377,370	$12,703,095
Dividends and/or distributions reinvested	154,092	5,431,617	25,398	853,652
Redeemed	(371,571)	(13,332,481)	(954,447)	(32,341,038)

Net decrease	(58,954)	$(2,224,577)	(551,679)	$(18,784,291)

Class I
Sold	1,787,917	$68,849,535	2,227,394	$80,366,572
Dividends and/or distributions reinvested	1,707,993	64,354,166	616,554	22,239,047
Redeemed	(7,317,667)	(280,749,223)	(4,721,995)	(170,678,835)

Net decrease	(3,821,757)	$(147,545,522)	(1,878,047)	$(68,073,216)

Class R
Sold	97,691	$3,602,027	243,442	$8,476,530
Dividends and/or distributions reinvested	55,203	1,999,016	12,866	445,951
Redeemed	(165,591)	(6,126,127)	(357,337)	(12,422,263)

Net decrease	(12,697)	$(525,084)	(101,029)	$(3,499,782)

37        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class Y
Sold	342,739	$13,178,583	1,209,627	$44,254,674
Dividends and/or distributions reinvested	184,570	6,966,986	52,936	1,914,804
Redeemed	(435,556)	(16,718,047)	(1,007,658)	(36,858,429)

Net increase	91,753	$3,427,522	254,905	$9,311,049

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$528,977,156	$715,601,562

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $300 million	0.625%
Next $100 million	0.500
Next $4.6 billion	0.450
Over $5 billion	0.430

The Fund’s effective management fee for the reporting period was 0.48% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

38        OPPENHEIMER VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,678
Accumulated Liability as of April 30, 2018	100,705

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

39        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2018	$59,353	$32	$267	$2,745	$—

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$13,783
Class B	41
Class C	2,849
Class R	1,064
Class Y	3,617

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the

40        OPPENHEIMER VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

reporting period, the Manager waived fees and/or reimbursed the Fund $12,119 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations.

41        OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42        OPPENHEIMER VALUE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Value Fund	12/11/17	6.7%	91.4%	1.9%

43        OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Laton Spahr, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

● Applications or other forms.

● When you create a user ID and password for online account access.

● When you enroll in eDocs Direct,SM our electronic document delivery service.

● Your transactions with us, our affiliates or others.

● Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

45        OPPENHEIMER VALUE FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

46        OPPENHEIMER VALUE FUND

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47        OPPENHEIMER VALUE FUND

OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

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Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0375.001.0418 June 22, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018